                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):            April 6, 2001


                        COPLEY PENSION PROPERTIES VII;
                       A REAL ESTATE LIMITED PARTNERSHIP
            (Exact name of registrant as specified in its charter)


                                 Massachusetts
                (State or Other Jurisdiction of Incorporation)


     0-20126                                         04-3035851
(Commission File Number)                 (IRS Employer Identification No.)


     World Trade Center East
     Two Seaport Lane, 16th Floor
     Boston, MA                                         02210
(Address of principal executive offices)              (Zip Code)

                                (617) 261-9000
              Registrant's Telephone Number, Including Area Code


                                Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets.
----------------------------------------------

     On April 6, 2001, Copley Pension Properties VII; A Real Estate Limited Partnership (the "Partnership") sold its property located at 15151 Sommermeyer Street, Houston, Texas to an unaffiliated third party (the "Buyer") for gross proceeds of $2,500,000. The selling price was determined by arm's length negotiations between the Partnership and the Buyer. The Partnership received net proceeds of approximately $2,373,000 and recognized a gain of approximately $54,000.


Item 7.  Financial Statements and Exhibits.
-------------------------------------------

     In connection with the disposition of the asset discussed in Item 2 above, pro forma financial statements are presented below. The pro forma balance sheet is presented as of December 31, 2000 (Exhibit A). The pro forma income statement is presented for the fiscal year ended December 31, 2000 (Exhibit B).


                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 20, 2001         COPLEY PENSION PROPERTIES VII;
                              A REAL ESTATE LIMITED PARTNERSHIP
                                      (Registrant)



                              By:  Seventh Copley Corp.,
                                   Managing General Partner


                              By: /s/  Alison L. Husid
                                  --------------------
                                  Name:  Alison L. Husid
                                  Title: President, Chief Executive Officer and
                                         Director

                                       2
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                                                                       EXHIBIT A

Copley Pension Properties VII
A Real Estate Limited Partnership
Pro Forma Balance Sheet
December  31, 2000

                                                                                                 December 31, 2000
                                                           December 31, 2000      Pro Forma          Pro Forma
                                                               (Audited)          Adjustment        (Unaudited)
                                                          -------------------    ------------    -------------------
ASSETS
Joint venture held for disposition                              $  938,614     $         0         $  938,614
Property held for disposition                                    2,318,455      (2,318,455)(a)              0

Cash and cash equivalents                                        2,215,637       2,372,776 (a)      4,588,413
                                                                ----------     -----------         ----------

                                                                $5,472,706     $    54,321         $5,527,027
                                                                ==========     ===========         ==========

LIABILITIES AND PARTNERS' CAPITAL

Accounts payable                                                $   88,687     $         0         $   88,687
Deferred disposition fees                                        1,384,858               0          1,384,858
                                                                ----------     -----------         ----------
Total liabilities                                                1,473,545               0          1,473,545
                                                                ----------     -----------         ----------

Partners' capital:
      Limited partners ($166.00 per unit;
        160,000 units authorized, 42,076
        units issued and outstanding)                            3,971,413          53,778(a)       4,025,191
      General partners                                              27,748             543(a)          28,291
                                                                ----------     -----------         ----------

Total partners' capital                                          3,999,161          54,321          4,053,482
                                                                ----------     -----------         ----------
                                                                $5,472,706     $    54,321         $5,527,027
                                                                ==========     ===========         ==========

                                                                       EXHIBIT B


Copley Pension Properities VII
A Real Estate Limited Partnership
Pro Forma Income Statement
Year Ended December 31, 2000

                                                                                                         Year Ended
                                                                     Year Ended                       December 31, 2000
                                                                 December 31, 2000       Pro Forma        Pro Forma
                                                                     (Audited)          Adjustment       (Unaudited)
                                                                 ------------------     -----------   ------------------
Investment Activity

Property rentals                                                     $  323,038       ($323,038)(b)      $        0
Property operating expenses                                             (79,704)         48,176 (b)         (31,528)
Depreciation and amortization                                          (145,428)        142,688 (b)          (2,740)
                                                                     ----------       ---------          ----------
                                                                         97,906        (132,174)            (34,268)

Joint venture earnings                                                  562,464               0             562,464
                                                                     ----------       ---------          ----------

     Total real estate operations                                       660,370        (132,174)            528,196

Gain on sale of joint venture                                         2,501,169               0           2,501,169
                                                                     ----------       ---------          ----------

     Total real estate activity                                       3,161,539        (132,174)          3,029,365

Interest on cash equivalents and short term investments                 256,990               0             256,990
                                                                     ----------       ---------          ----------

     Total investment activity                                        3,418,529        (132,174)          3,286,355


Portfolio Expenses

Management fee                                                           54,896         (12,079)(d)          42,817
General and administrative                                              183,795          (4,000)(e)         179,795
                                                                     ----------       ---------          ----------
                                                                        238,691         (16,079)            222,612
                                                                     ----------       ---------          ----------

Net income (loss)                                                    $3,179,838       ($116,095)         $3,063,743
                                                                     ==========       =========          ==========

Net income (loss) per limited partnership unit                           $74.82          ($2.73)(c)          $72.09
                                                                     ==========       =========          ==========

Number of limited partnership units
  outstanding during the year                                            42,076          42,076              42,076
                                                                     ==========       =========          ==========

Pro Forma Financial Statement Footnotes:

(a) Disposition of asset as discussed in Item 2 herein and allocation of the gain to the Partners on such disposition.

(b) Removal of 2000 operating activity related to the disposed asset discussed in Item 2 herein.

(c) Calculation of net loss per limited partnership unit after the removal of operating activity related to the disposed asset discussed in Item 2 herein.

(d) Removal of management fees based on distributions received during the pro forma period from the disposed asset discussed in Item 2 herein.

(e) Removal of appraisal fees incurred during the pro forma period for the disposed asset discussed in Item 2 herein.